UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks produced strong returns in the 6- and 12-month periods ended December 31, 2009. In the last six months, U.S. equities across all styles and capitalizations extended the remarkable rally that began in early March as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression.

Your fund returned 25.29% in the second half of 2009 and 37.98% for the full year. As shown in the Performance Comparison table, the fund performed in line with its MSCI benchmark and outperformed its Lipper peer group index in the last six months. For the year, the fund lagged both benchmarks, primarily because of our bias toward stocks of high-quality companies in the first half of 2009.

Our focus on reasonably valued companies with good cash flow characteristics and other favorable attributes limited our gains in the first six months of the year as the most distressed companies initially led the rally. However, higher-quality stocks had better relative performance in the closing months of the year, which helped our second-half and full-year results. Another factor that helped performance was our decision to increase the number of portfolio holdings in the last few months to take advantage of additional investment opportunities in the small-cap growth universe.

In the last six months, fund performance relative to the MSCI index was helped by good stock selection in several sectors, especially information technology, consumer discretionary, and health care. However, the relatively weak performance of our financials, energy, and materials holdings reduced our performance advantage. For the full year, our industrials and business services holdings contributed the most to our relative results, but our information technology and consumer discretionary shares—although they produced strong returns in absolute terms—did not fare as well as those represented in the MSCI index. As usual, sector allocations had little impact on our relative results in both periods, as our allocations are very similar to those of the MSCI benchmark.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression seems to be coming to an end. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by only 0.7% in the second quarter and grew 2.2% in the third. While national unemployment has increased to 10% and consumer spending has been restrained, job losses have slowed in recent months. In addition, there are signs of stabilizing residential real estate markets in some cities.

After a dismal start, U.S. stocks produced strong gains in 2009. From early March through the end of the year, share prices soared as credit market conditions improved and corporate earnings were generally better than expected. Investors were also pleased that the central bank has been supporting the economic recovery with very low short-term interest rates and providing assurances that it would keep them very low for some time. The fed funds target rate has been in an all-time low range of 0.00% to 0.25% since the end of 2008, and the Fed seems unlikely to raise the target rate until the unemployment rate peaks and job growth resumes.

Small-cap stocks narrowly outperformed their large-cap counterparts in both the 6- and 12-month periods ended December 31, 2009. As measured by various Russell indexes, small-cap value stocks outperformed small-cap growth in the last six months, but small-cap growth stocks significantly outperformed value stocks for the entire year. Since reaching their lows in early March, most major U.S. stock indexes have jumped roughly 60% to 80% through the end of December. The major indexes are about 20% to 30% below their 2007 highs, however.

Most sectors in the MSCI U.S. Small Cap Growth Index produced returns that were in line with the index in the last six months. Energy and materials stocks outperformed significantly, however, helped by resurgent commodity prices. Consumer discretionary shares also did well, as investors anticipated that the sector would benefit substantially from an economic recovery and increased consumer spending. Utilities lagged considerably: The sector is perceived as a relatively safe haven in an economic downturn, and investors showed greater interest in riskier investments with greater return potential. For the entire year, the energy, information technology, and consumer discretionary sectors produced the strongest returns. Telecommunication services, materials, and consumer staples stocks also did very well. Industrials and business services, utilities, and financials lagged significantly.

PORTFOLIO REVIEW

Before we discuss the portfolio’s performance in detail, we would like to welcome new shareholders to the fund and thank our longer-term investors for their continued support. We, like you, are pleased to see the market’s improved performance since March 2009, though our time horizon for investing is much longer than 10 months and the market and economic recoveries could be fragile for some time. We remain committed to our strategy and investment process. We believe these will help us navigate through the years ahead and provide patient investors with long-term capital growth:

• We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.

• We seek companies with good earnings quality and sustainable growth characteristics.

• We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. In constructing the portfolio, we do not usually make big sector bets, but we will occasionally overweight or underweight certain sectors based on our analysis. In general, sector allocations will be fairly consistent with those of the MSCI benchmark, as shown in the Sector Diversification table on page 6. At year-end, we had a small overweight in the health care sector, reflecting a shift in MSCI index weights as well as our belief that there are some good investment opportunities in the sector due to ongoing uncertainty over the extent of government reforms.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds approximately 300 to 320 names. Currently, we have about 340, reflecting our commitment to broad diversification and risk management in an uncertain environment as well as the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery. Very few of our positions represent 1% or more of the fund’s net assets at any given time. This level of diversification should help manage the risk of investing in small-cap growth stocks.

Cash reserves are a drag on long-term performance in a rising market, so we try to keep our cash position low. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible. The fund tends to have a fairly low annual turnover rate because our time horizon is longer than that of other small-cap growth portfolios. In 2009, our portfolio turnover rate was 27.7%, which is substantially less than last year’s average of 134.61% for small-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for their averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average.) This means our holding period for a typical stock is almost four years, whereas our average competitor holds a given stock for less than one year.

Our holdings in the information technology (IT) sector contributed the most to fund performance in absolute terms in the second half of 2009 and for the entire year. Technology stocks have been largely out of favor since the beginning of the decade, but 2009 was a very strong year as investors eagerly sought higher-risk investments. Software stocks did best in both the 6- and 12-month reporting periods, with Informatica, a provider of data integration software and services, and Rovi (formerly Macrovision) among our strongest holdings in the entire portfolio. Semiconductor-related companies ON Semiconductor, Varian Semiconductor Equipment, and Silicon Laboratories were also significant contributors to performance. Weakness in certain holdings in other tech industries hurt our relative performance in both periods. For example, NCI, which provides IT services to U.S. government agencies, was lackluster while shares of other IT services companies soared. The company is perceived as a defensive investment because its revenues and earnings are derived heavily from the government, so it was somewhat insulated from the economic downturn. Also, electronic equipment company FLIR Systems, which makes infrared imaging cameras for commercial and military use, sagged after the company issued weak financial projections in July. There were also concerns that a large government contract that generates significant revenue would not be renewed. Consequently, we eliminated the company from the portfolio. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Consumer discretionary stocks produced strong absolute returns in the second half of 2009 and for the full year. Specialty retailers fared best in both periods, with Guess?, children’s clothing store Gymboree, and women’s apparel retailer Dress Barn among our largest contributors. Internet and catalog retailers lagged somewhat, but priceline.com produced outstanding results in both periods. Hotels, restaurants, and leisure-oriented companies did well, but Burger King Holdings, which we eliminated in the last six months, and Chipotle Mexican Grill trailed significantly. Media stocks were somewhat lackluster, but Marvel Entertainment produced strong gains after agreeing in August to be acquired by Disney. Diversified consumer services companies, such as for-profit educational businesses, also lagged. While the industry has held up rather well during the economic downturn, we eliminated DeVry in October as it seemed that the company was underperforming its competitors.

Health care stocks produced good returns in the 6- and 12-month periods ended December 31. The sector lagged the broad market somewhat in the early months of the rally due to concerns about possible government-mandated health care reforms. However, as the year progressed and reforms seemed likely to be less intrusive than previously feared, the relative performance of health care shares improved. Biotechnology stocks fared best in both reporting periods, thanks largely to Human Genome Sciences, our largest absolute contributor to performance in both time frames. The company was lifted by positive trial results for its new lupus treatment. Providers and services companies produced much milder gains in both reporting periods, though Catalyst Health Solutions and Gentiva Health Services performed very well. Life sciences companies also trailed, with Illumina, a provider of systems that help researchers analyze people’s genes, falling sharply in the second half of the year and offsetting some of its strong first-half performance. Shares of Illumina crumbled in late October after the company reported weaker-than-expected earnings.

Industrials and business services stocks lagged most small-cap growth sectors in the 6- and 12-month reporting periods, but our holdings fared better than those represented in the MSCI benchmark, which helped the fund’s relative results. Machinery stocks did best in both periods, with Bucyrus International—a manufacturer of mining equipment used to extract coal, copper, and various commodities and minerals—among our better-performing holdings. Electrical equipment companies generally did well, led by II-VI, a maker of laser and optics materials for several end users, but General Cable struggled due to weak demand from commercial construction companies for its cable products. Other industries were mostly lackluster, though aerospace and defense company Transdigm Group did well in both periods. We eliminated a couple of struggling aerospace and defense holdings in the last six months in favor of others that appeared to be more attractively valued, such as GenCorp.

Energy stocks produced spectacular returns in 2009, as global economies began to recover and the prices of oil and various energy commodities rebounded sharply from their lowest levels. Most of our holdings appreciated in the second half of 2009 and for the entire year; some companies, such as Oil States International, Core Laboratories, and Concho Resources, were among the largest contributors to the fund’s absolute performance. However, the energy sector is one of the smallest in the small-cap growth universe, and our holdings were slightly less robust than those represented in the MSCI index, which hurt our relative performance.

Financials lagged many small-cap growth sectors in 2009, despite a sharp improvement in the financial markets and the federal government’s extraordinary efforts to increase credit market liquidity, bolster the banking system, and boost the economy. Insurance stocks lagged other financial industries for the entire year due to weak performance in the first half, but they fared best in the last six months, led by StanCorp Financial Group. Capital markets companies—such as asset manager Affiliated Managers Group and investment banking firm Stifel Financial—did best for the full year, thanks to brisk gains in stocks and bonds around the world. Commercial banks lagged as they continued to struggle with loan losses, though SVB Financial Group did fairly well in our 6- and 12-month reporting periods.

OUTLOOK

Stocks capped a remarkable year with a strong fourth quarter, buoyed by positive economic indicators and improvements in corporate earnings. In our opinion, the stock market’s powerful rally since March 2009 has brought equity valuations to fair levels. In other words, they are no longer cheap. This is especially true for many small-cap stocks. Many firms surpassed earnings estimates by cutting expenses and produced good cash flows by reducing capital expenditures. Some sectors such as housing and automobiles were buoyed by various government stimulus programs, most of which are expected to be phased out in the near future. The improvements in the U.S. economy and financial markets have been accompanied by similar developments around the world, especially in major emerging countries. We believe the resumption of global growth bodes well for the prospects of U.S. companies.

However, we remain convinced that companies must show earnings and revenue growth for the stock market rally to continue. While some lower-quality companies have led the market’s rebound over the last 10 months, we believe higher-quality businesses will fare better in the period ahead, which should help our relative performance. Also, the direction of the financial markets will depend on the Federal Reserve’s monetary policy and how the central bank removes its extraordinary support of the credit markets and the financials sector—the so-called “exit strategy.” If the Fed keeps short-term interest rates too low for too long, perhaps due to a stubbornly high unemployment rate, it could spark inflation fears in the market. As a result, we believe macroeconomic factors could affect stock performance over the next few years more than in many previous periods.

In any event, our core mission remains the same. We will continue to invest broadly in the small-cap growth universe and look for those companies that we believe have favorable attributes and are well positioned to thrive over the long term.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 27, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/09

Best Contributors		Worst Contributors	
Human Genome Sciences	8¢	Palm	-2¢
priceline.com	5	Huron Consulting Group	-2
Perot Systems**	5	Digital River	-2
F5 Networks	4	Myriad Genetics	-1
Informatica	4	General Cable*	-1
Incyte	4	Illumina	-1
Gardner Denver Machinery	3	Leap Wireless International**	-1
Oil States International	3	Pharmerica	-1
Concho Resources	3	NCI	-1
Rovi	3	Dyncorp International*	-1
Total	42¢	Total	-13¢

12 Months Ended 12/31/09

Best Contributors		Worst Contributors	
Human Genome Sciences	9¢	Huron Consulting Group	-3¢
priceline.com	8	FLIR Systems**	-2
F5 Networks	7	Pinnacle Financial Partners	-2
Informatica	6	Immucor	-2
SBA Communications	5	Teledyne Technologies**	-2
ON Semiconductor	5	Heartland Payment Systems	-2
Perot Systems**	5	Comtech Telecommunications	-1
Rovi	5	Medicines Company	-1
Core Laboratories	4	DeVry**	-1
Blue Coat Systems	4	Burger King Holdings**	-1
Total	58¢	Total	-17¢

*Position added.
**Position eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 8.59	$ 14.25	$ 14.48	$ 14.01	$ 12.68
Investment activities					
Net investment loss	(0.07)(1)	(0.10)(1)	(0.10)(1)	(0.14)(1)	(0.11)(1)
Net realized and unrealized gain (loss)	3.33	(5.10)	1.42	0.61	1.44
Total from investment activities	3.26	(5.20)	1.32	0.47	1.33
Distributions					
Net realized gain	–	(0.46)	(1.55)	–	–
NET ASSET VALUE					
End of period	**$ 11.85**	**$ 8.59**	**$ 14.25**	**$ 14.48**	**$ 14.01**
Ratios/Supplemental Data					
Total return(2)	37.98%(1)	(36.28)%(1)	9.35%(1)	3.35%(1)	10.49%(1)
Ratio of total expenses to average net assets	1.25%(1)	1.25%(1)	1.25%(1)	1.25%(1)	1.25%(1)
Ratio of net investment loss to average net assets	(0.68)%(1)	(0.84)%(1)	(0.63)%(1)	(1.01)%(1)	(0.83)%(1)
Portfolio turnover rate	27.7%	30.2%	47.2%	39.1%	29.4%
Net assets, end of period (in thousands)	$ 78,603	$ 56,123	$ 87,648	$ 88,952	$ 87,159

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/10 and includes repayment of previously waived expenses.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.2%		
CONSUMER DISCRETIONARY 16.8%		
Auto Components 0.8%		
Gentex	8,700	155
Tenneco (1)	9,400	167
TRW Automotive (1)	13,100	313
		635
Distributors 0.3%		
LKQ Corporation (1)	12,000	235
		235
Diversified Consumer Services 1.7%		
American Public Education (1)	4,000	138
Brinks Home Security (1)	6,500	212
Capella Education (1)	4,000	301
ITT Educational Services (1)	2,200	211
Matthews International, Class A	6,300	223
Steiner Leisure (1)	6,300	251
		1,336
Hotels, Restaurants & Leisure 2.8%		
CEC Entertainment (1)	5,000	160
Chipotle Mexican Grill (1)	3,800	335
Choice Hotels International	3,500	111
Panera Bread, Class A (1)	4,500	301
PF Chang's China Bistro (1)	6,200	235
Red Robin Gourmet Burgers (1)	6,100	109
The Cheesecake Factory (1)	16,000	345
WMS Industries (1)	15,000	600
		2,196
Household Durables 0.6%		
Jarden	7,700	238

Tempur-Pedic (1)	11,900	281
		519
Internet & Catalog Retail 1.3%		
Blue Nile (1)	1,000	63
Petmed Express	8,100	143
priceline.com (1)	3,000	656
Shutterfly (1)	8,000	142
		1,004
Leisure Equipment & Products 0.8%		
Brunswick	12,800	163
Polaris Industries	7,000	305
Pool	8,200	157
		625
Media 1.7%		
CTC Media (1)	11,100	165
John Wiley & Sons	8,100	339
Knology (1)	11,100	122
Liberty Media Capital, Class A (1)	18,400	439
National Cinemedia	9,300	154
Sirius XM Radio (1)	235,800	142
		1,361
Multiline Retail 0.5%		
Big Lots (1)	12,900	374
		374
Specialty Retail 3.9%		
Aarons	8,500	236
Aeropostale (1)	12,500	426
Dress Barn (1)	14,300	330
Guess	7,300	309
Gymboree (1)	12,100	526

Hibbett Sports (1)	8,300	183
J. Crew (1)	6,200	277
Office Depot (1)	31,500	203
The Children's Place (1)	5,100	168
TSC (1)	7,500	397
Zumiez (1)	3,000	38
		3,093
Textiles, Apparel & Luxury Goods 2.4%		
Deckers Outdoor (1)	2,300	234
Fossil (1)	8,475	284
Hanesbrands (1)	14,300	345
Iconix Brand Group (1)	9,000	114
Phillips-Van Heusen	11,800	480
Warnaco Group (1)	9,600	405
		1,862
Total Consumer Discretionary		13,240
CONSUMER STAPLES 2.3%		
Beverages 0.4%		
Boston Beer, Class A (1)	5,900	275
		275
Food Products 0.3%		
American Italian Pasta, Class A (1)	6,300	219
		219
Household Products 0.3%		
Church & Dwight	4,500	272
		272
Personal Products 1.3%		
Alberto Culver	10,700	313
Herbalife	8,500	345

MSCI, Class A (1)	16,600	528
		709
Insurance 1.3%		
AmTrust Financial Services	10,400	123
HCC Insurance Holdings	13,700	383
Max Capital Group	7,100	159
Navigators Group (1)	3,100	146
StanCorp Financial Group	6,000	240
		1,051
Real Estate Investment Trusts (REITs) 0.6%		
PS Business Parks, REIT	1,800	90
Taubman Centers, REIT	9,400	338
		428
Real Estate Management & Development 0.5%		
Forest City Enterprises, Class A (1)	17,100	201
Jones Lang LaSalle	3,600	218
		419
Thrifts & Mortgage Finance 0.1%		
MGIC Investment (1)	6,400	37
Radian	4,700	34
		71
Total Financials		5,636
HEALTH CARE 19.0%		
Biotechnology 6.3%		
Acorda Therapeutics (1)	4,100	103
Affymax (1)	2,100	52
Alexion Pharmaceutical (1)	10,800	527
Alkermes (1)	12,500	118
Allos Therapeutics (1)	4,900	32

Alnylam Pharmaceuticals (1)	5,000	88
AMAG Pharmaceuticals (1)	1,400	53
Amicus Therapeutics (1)	1,200	5
Array BioPharma (1)	6,100	17
BioMarin Pharmaceutical (1)	15,600	294
Cepheid (1)	8,200	102
Cubist Pharmaceuticals (1)	7,700	146
Exelixis (1)	18,800	139
Human Genome Sciences (1)	25,200	771
Idenix Pharmaceuticals (1)	7,000	15
Incyte (1)	49,100	447
Isis Pharmaceuticals (1)	3,700	41
Lexicon Pharmaceuticals (1)	17,700	30
Martek Biosciences (1)	3,200	61
Momenta Pharmaceuticals (1)	5,200	66
Myriad Genetics (1)	8,400	219
ONYX Pharmaceuticals (1)	8,700	255
OSI Pharmaceuticals (1)	8,600	267
PDL Biopharma	12,700	87
Pharmasset (1)	5,300	110
Regeneron Pharmaceuticals (1)	14,000	339
Rigel Pharmaceuticals (1)	1,600	15
Seattle Genetics (1)	12,300	125
Theravance (1)	5,300	69
United Therapeutics (1)	6,400	337
Zymogenetics (1)	8,100	52
		4,982

Health Care Equipment & Supplies 3.4%

American Medical Systems (1)	13,000	251
ArthroCare (1)	5,900	140
Edwards Lifesciences (1)	4,000	347
IDEXX Laboratories (1)	8,400	449
Immucor (1)	9,700	196

Integra LifeSciences (1)	2,700	99
Masimo (1)	6,400	195
Meridian Bioscience	16,150	348
Orthofix International (1)	4,600	143
Stereotaxis (1)	6,000	24
Steris	7,800	218
Thoratec (1)	8,400	226
		2,636

Health Care Providers & Services 4.9%

Alliance HealthCare Services (1)	14,200	81
Amedisys (1)	6,233	303
Catalyst Health Solutions (1)	11,200	408
Centene (1)	9,800	207
Chemed	3,200	154
Chindex International (1)	3,700	52
CorVel (1)	3,600	121
Gentiva Health Services (1)	11,100	300
HealthSouth (1)	15,900	298
Healthspring (1)	6,000	106
Healthways (1)	5,700	105
inVentiv Health (1)	5,800	94
Mednax (1)	3,800	228
PharMerica (1)	15,800	251
PSS World Medical (1)	9,400	212
Psychiatric Solutions (1)	6,800	144
Sun Healthcare (1)	14,000	128
Tenet Healthcare (1)	69,900	377
VCA Antech (1)	9,700	242
		3,811

Health Care Technology 1.3%

Allscripts Misys Healthcare Solution (1)	10,500	212
Cerner (1)	4,300	355

Eclipsys (1)	10,100	187
MedAssets (1)	7,300	155
Phase Forward (1)	5,300	81
Vital Images (1)	4,400	56
		1,046
Life Sciences Tools & Services 1.9%		
Bio-Rad Laboratories, Class A (1)	2,600	251
Dionex (1)	2,200	162
E Research Technology (1)	9,200	55
Illumina (1)	9,500	291
Mettler-Toledo International (1)	4,600	483
Parexel International (1)	9,700	137
Techne	2,100	144
		1,523
Pharmaceuticals 1.2%		
Cadence Pharmaceuticals (1)	6,700	65
Medicines Company (1)	16,000	133
Myriad Pharmaceuticals (1)	2,100	11
Salix Pharmaceuticals (1)	7,800	198
Valeant Pharmaceuticals (1)	11,300	359
ViroPharma (1)	7,200	60
Xenoport (1)	5,200	97
		923
Total Health Care		14,921
INDUSTRIALS & BUSINESS SERVICES 16.1%		
Aerospace & Defense 1.5%		
Dyncorp International (1)	8,400	121
Esterline Technologies (1)	5,700	232
GenCorp (1)	25,300	177
HEICO, Class A	3,000	108

Transdigm Group	8,500	404
Triumph Group	2,800	135
		1,177
Air Freight & Logistics 0.9%		
Hub Group, Class A (1)	13,000	349
UTi Worldwide	26,000	372
		721
Airlines 0.4%		
Allegiant Travel (1)	5,400	255
SkyWest	3,100	52
		307
Building Products 0.0%		
Builders FirstSource (1)	7,900	31
Builders FirstSource, Rights, 1/14/10 (1)	12,728	3
		34
Commercial Services & Supplies 2.0%		
American Ecology	4,700	80
Brinks Company	5,900	144
Cenveo (1)	24,000	210
Clean Harbor (1)	3,800	226
IHS (1)	4,400	241
Rollins	7,600	147
Waste Connections (1)	16,350	545
		1,593
Construction & Engineering 0.4%		
Dycom Industries (1)	7,600	61
MYR Group (1)	4,900	88
Quanta Services (1)	8,392	175
		324

Electrical Equipment 2.1%		
Acuity Brands	11,200	399
General Cable (1)	6,800	200
II-VI (1)	10,400	331
Thomas & Betts (1)	7,900	283
Woodward Governor	15,800	407
		1,620
Machinery 4.9%		
Actuant, Class A	28,000	519
Bucyrus International, Class A	3,100	175
Chart Industries (1)	10,600	176
Gardner Denver Machinery	12,400	528
Graco	11,100	317
IDEX	10,600	330
John Bean Technologies	10,300	175
Middleby (1)	6,200	304
Nordson	5,400	330
Robbins & Myers	5,500	129
Toro	9,700	406
Valmont Industries	1,800	141
Wabtec	8,600	351
		3,881
Marine 0.4%		
Horizon Lines, Class A	9,400	52
Kirby Corporation (1)	8,000	279
		331
Professional Services 1.3%		
Administaff	4,000	94
Huron Consulting Group (1)	5,200	120
Korn/Ferry (1)	9,800	162
Resources Connection (1)	16,400	348

Towers Watson	6,200	294
		1,018
Road & Rail 1.2%		
Avis Budget Group (1)	20,400	268
Landstar System	10,500	407
Old Dominion Freight Line (1)	7,800	239
		914
Trading Companies & Distributors 1.0%		
Beacon Roofing Supply (1)	14,500	232
MSC Industrial Direct	7,600	357
RSC Holdings (1)	15,800	111
United Rentals (1)	8,000	79
		779
Total Industrials & Business Services		12,699
INFORMATION TECHNOLOGY 26.2%		
Communications Equipment 4.3%		
Acme Packet (1)	4,300	47
Adtran	11,200	253
Arris Group (1)	16,400	187
Blue Coat Systems (1)	14,500	414
Brocade Communications Systems (1)	34,200	261
Cogo Group (1)	13,700	101
Commscope (1)	14,100	374
Comtech Telecommunications (1)	9,200	322
F5 Networks (1)	14,300	758
Palm (1)	20,600	207
Plantronics	6,000	156
Polycom (1)	11,242	281
		3,361

Computers & Peripherals 0.2%		
Synaptics (1)	5,000	153
		153
Electronic Equipment, Instruments & Components 1.9%		
Anixter International (1)	4,900	231
Cyberoptics (1)	20,800	139
Dolby Laboratories, Class A (1)	10,300	492
Itron (1)	4,300	290
Rofin-Sinar Technology (1)	6,400	151
Trimble Navigation (1)	6,100	154
TTM Technologies (1)	5,200	60
		1,517
Internet Software & Services 2.4%		
Art Technology Group (1)	21,500	97
Digital River (1)	6,000	162
J2 Global Communications (1)	11,600	236
Mercadolibre (1)	4,500	233
Perficient (1)	16,700	141
Sina (1)	6,300	285
Sohu.com (1)	4,300	246
Taleo, Class A (1)	13,000	306
ValueClick (1)	14,300	145
		1,851
IT Services 4.1%		
CACI International, Class A (1)	1,600	78
CyberSource (1)	20,500	412
Genpact (1)	12,412	185
Global Payments	11,100	598
Heartland Payment Systems	3,900	51
Man Tech International, Class A (1)	2,600	126
NCI (1)	18,400	509

Neustar, Class A (1)	9,000	207
SRA International, Class A (1)	7,300	140
TeleTech Holdings (1)	12,100	242
TNS (1)	11,100	285
Unisys (1)	5,940	229
Wright Express (1)	5,400	172
		3,234

Semiconductor & Semiconductor Equipment 5.8%

Advanced Energy Industries (1)	10,600	160
Atmel (1)	61,200	282
Cabot Microelectronics (1)	3,600	119
Cymer (1)	8,400	322
Cypress Semiconductor (1)	22,700	240
Diodes (1)	7,300	149
FEI (1)	7,500	175
Intersil Holding, Class A	5,300	81
Micrel	16,300	134
Microsemi (1)	21,500	382
ON Semiconductor (1)	52,700	464
Pericom Semiconductor (1)	7,800	90
PMC-Sierra (1)	27,800	241
Semtech (1)	18,500	315
Silicon Laboratories (1)	10,200	493
Standard Microsystems (1)	1,800	37
Tessera Technologies (1)	6,900	160
Varian Semiconductor Equipment (1)	14,425	518
Veeco (1)	6,200	205
		4,567

Software 7.5%

Actuate (1)	24,200	104
Ansys (1)	7,543	328
AsiaInfo Holdings (1)	8,500	259

Blackboard (1)	9,800	445
Commvault Systems (1)	8,500	201
Epicor Software (1)	10,200	78
FactSet Research Systems	8,900	586
Informatica (1)	29,000	750
Jack Henry & Associates	6,000	139
Kenexa (1)	9,000	117
MICROS Systems (1)	14,000	434
Monotype Imaging Holdings (1)	19,000	171
Parametric Technology (1)	15,400	252
Progress Software (1)	3,500	102
Quest Software (1)	12,000	221
Rovi (1)	19,200	612
S1 (1)	6,600	43
Solera Holdings	9,100	328
Sybase (1)	11,600	503
TIBCO Software (1)	22,600	218
		5,891
Total Information Technology		20,574

MATERIALS 3.1%

Chemicals 1.9%

Airgas	5,100	243
Intrepid Potash (1)	7,400	216
Koppers	7,600	231
Nalco Holding	10,100	257
Scotts Miracle Gro	3,400	134
Senomyx (1)	12,500	47
W. R. Grace (1)	14,900	378
		1,506

Containers & Packaging 0.5%

Crown Cork & Seal (1)	8,900	228

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On December 31, 2009, all of the fund’s investments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $17,823,000 and $17,569,000, respectively, for the year ended December 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008, totaled $16,000 and $2,854,000, respectively, and were characterized as long-term capital gain for tax purposes. At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, all expire in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2012. Pursuant to this agreement, management fees in the amount of $93,000 were waived during the year ended December 31, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $190,000 remain subject to repayment at December 31, 2009.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $160,000 for T. Rowe Price Services, Inc.; and $9,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $16,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company; Vice President, Diversified Small-Cap
1997	Growth Fund
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With
Diversified Small-Cap Growth Fund	Principal Occupation(s)

Wendy R. Diffenbaugh (1954)	Vice President, T. Rowe Price
Vice President

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael T. Roberts (1980)	Vice President, T. Rowe Price; formerly stu-
Vice President	dent, Brown University, and Research Analyst,
Chicago Board of Options Exchange (to 2005)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010